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                                                                    EXHIBIT 10.3

                                JOINDER AGREEMENT

         THIS BORROWER JOINDER AGREEMENT (the "Agreement"), dated as of September 27, 2002, is by and among WOLVERINE JOINING TECHNOLOGIES, LLC, a Delaware limited liability company, SMALL TUBE MANUFACTURING, LLC, a Delaware limited liability company and WOLVERINE FINANCE, LLC, a Tennessee limited liability company (each an "Applicant Borrower" and collectively, the "Applicant Borrowers"), WOLVERINE TUBE, INC., a Delaware corporation (the "Company"), and WACHOVIA BANK, NATIONAL ASSOCIATION, in its capacity as Administrative Agent under that certain Credit Agreement (as amended and modified, the "Credit Agreement"), dated as of March 27, 2002, by and among the Company, and certain of the Company's U.S. and Canadian Subsidiaries (collectively, the "Credit Parties"), the Lenders party thereto, the Administrative Agent, and Congress Financial Corporation (Canada), as Canadian Agent. All of the defined terms in the Credit Agreement are incorporated herein by reference.

         Each Applicant Borrower has indicated its desire to become a Borrower pursuant to the terms of the Credit Agreement.

         Accordingly each Applicant Borrower hereby agrees as follows with the Administrative Agent, for the benefit of the Lenders:

         1. Each Applicant Borrower hereby acknowledges, agrees and confirms that, by its execution of this Agreement, such Applicant Borrower will be deemed to be a party to the Credit Agreement and a "Borrower" for all purposes of the Credit Agreement and the other Credit Documents, and shall have all of the obligations of a Borrower thereunder as if it has executed the Credit Agreement and the other Credit Documents. Each Applicant Borrower hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the Credit Agreement and in the Credit Documents, including without limitation (i) all of the representations and warranties of the Credit Parties set forth in Article VI of the Credit Agreement, as supplemented from time to time in accordance with the term thereof, and (ii) all of the affirmative and negative covenants set forth in Articles VII, VIII and IX of the Credit Agreement.

         2. Each Applicant Borrower hereby acknowledges, agrees and confirms that, by its execution of this Agreement, such Applicant Borrower will be deemed to be a party to the U.S. Security Agreement, and shall have all the obligations of an "Obligor" (as such term is defined in the U.S. Security Agreement) thereunder as if it had executed the U.S. Security Agreement. Each Applicant Borrower hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the U.S. Security Agreement. Without limiting generality of the foregoing terms of this paragraph 2, each Applicant Borrower hereby grants to the Agent, for the benefit of the Lenders, a continuing security interest in, and a right of set off against any and all right, title and interest of such Applicant Borrower in and to the Collateral (as such term is defined in Section 2 of the U.S. Security Agreement) of such Applicant Borrower.

         3. Each Applicant Borrower hereby acknowledges, agrees and confirms that, by its execution of this Agreement, such Applicant Borrower will be deemed to be a party to the

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Guaranty Agreement, and shall have all the obligations of a Guarantor (as such term is defined in the Credit Agreement) thereunder as if it had executed the Guaranty Agreement. Each Applicant Borrower hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions applicable to the Guarantors contained in the Guaranty Agreement. Without limiting generality of the foregoing terms of this paragraph 3, each Applicant Borrower hereby (i) jointly and severally together with the other Guarantors, guarantees to each Lender and the Agent, as provided in Section 1 of the Guaranty Agreement, the prompt payment of the Indebtedness (as defined in the Guaranty Agreement) in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration or otherwise) strictly in accordance with the terms thereof.

         4. Each Applicant Borrower acknowledges and confirms that it has received a copy of the Credit Agreement and the schedules and exhibits thereto, the U.S. Security Agreement and the schedules and exhibits relating thereto and the Guaranty Agreement. The information on the Schedules to the Credit Agreement and each of the Security Documents are amended to provide the information shown on the attached Schedule A.

         5. The Company confirms that all of its and its Subsidiaries' obligations under the Credit Agreement are, and upon each Applicant Borrower becoming a Borrower shall continue to be, in full force and effect. The Company further confirms that immediately upon each Applicant Borrower becoming a Borrower the term "Obligations", as used in the Credit Agreement, shall include all Obligations of the Applicant Borrowers under the Credit Agreement and under each other Credit Document.

         6. Each Applicant Borrower hereby agrees that upon becoming a Borrower it will assume all Obligations of a Borrower as set forth in the Credit Agreement. By its execution of this Agreement, each of the Applicant Borrowers appoints each of James E. Deason, Vice Manager of Wolverine Finance, LLC and Vice President of Wolverine Joining Technologies, LLC and Small Tube Manufacturing, LLC and Johann R. Manning, Jr., Vice Manager and Secretary of Wolverine Finance, LLC and Vice President and Secretary of Wolverine Joining Technologies, LLC and Small Tube Manufacturing, LLC, of the Company, to be its respective attorneys ("its Attorneys") and in its name and on its behalf and as its act and deed or otherwise to sign all documents and carry out all such acts as are necessary or appropriate in connection with executing any Notice of Borrowing, Notice of Extension/Conversion or any Borrowing Base Certificate or any security documents (the "Documents") in connection with the Credit Agreement, provided that such Documents are in substantially the form provided therefor in the applicable exhibits thereto. This Power of Attorney shall be valid for the duration of the term of the Credit Agreement. Each Applicant Borrower hereby undertakes to ratify everything which either of its Attorneys shall do in order to execute the Documents mentioned herein.

         7. Each of the Company and each of the Applicant Borrowers agrees that at any time and from time to time, upon the written request of the Administrative Agent, it will execute and deliver such further documents and do such further acts and things as the Administrative Agent may reasonably request in order to effect the purposes of this Agreement.

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         8.       This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute one contract.

         9. This Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of North Carolina.

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         IN WITNESS WHEREOF, each of the Applicant Borrowers and the Company has caused this Borrower Joinder Agreement to be duly executed by its authorized officers, and the Administrative Agent, for the benefit of the Lenders, has caused the same to be accepted by its authorized officer, as of the day and year first above written.

                                    WOLVERINE JOINING TECHNOLOGIES, LLC



                                    By:
                                       ---------------------------------
                                    Name:
                                         -------------------------------
                                    Title:
                                          ------------------------------

                                    SMALL TUBE MANUFACTURING, LLC



                                    By:
                                       ---------------------------------
                                    Name:
                                         -------------------------------
                                    Title:
                                          ------------------------------

                                    WOLVERINE FINANCE, LLC



                                    By:
                                       ---------------------------------
                                    Name:
                                         -------------------------------
                                    Title:
                                          ------------------------------

                                    WOLVERINE TUBE, INC.



                                    By:
                                       ---------------------------------
                                    Name:
                                         -------------------------------
                                    Title:
                                          ------------------------------


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                                    WACHOVIA BANK, NATIONAL ASSOCIATION,
                                      as Administrative Agent



                                    By:
                                       ---------------------------------
                                    Name:
                                         -------------------------------
                                    Title:
                                          ------------------------------

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                                   SCHEDULE A
                                       to
                           Borrower Joinder Agreement

                          Schedules to Credit Agreement
                          (to be updated as necessary)

                     Schedule 4(a)(i) to Security Agreement
      Chief Executive Office/Principal Place of Business/State of Formation

                     Schedule 4(a)(ii) to Security Agreement
             Name Changes/Changes in Corporate Structure/Tradenames

                       Schedule 4(b) to Security Agreement
                             Locations of Collateral

                        Schedule 2(a) to Pledge Agreement
                                  Pledged Stock